February 12, 2013

VIA EDGAR & OVERNIGHT DELIVERY

United States Securities and Exchange Commission

Division of Corporation Finance

100 F Street, NE

Washington, D.C. 20549

Attn: Ms. Maryse Mills-Apenteng

RE:	Kofax Limited
Amendment No. 2 to
Confidential Draft Registration Statement on Form F-1
Submitted on February 12, 2013
CIK No. 0001556884

Ladies and Gentlemen:

Kofax Limited (the “Company”) has today confidentially submitted with the Securities and Exchange Commission (the “Commission”) Amendment No. 2 to its Registration Statement on Form F-1 (as amended, the “Registration Statement”). On behalf of the Company, we respond to the comments raised by the staff (the “Staff”) of the Commission in the letter dated November 8, 2012 from Ms. Maryse Mills-Apenteng to Mr. Reynolds C. Bish. For your convenience, the Staff’s comments are included in this letter and are followed by the applicable response. All terms used but not defined herein have the meanings assigned to such terms in the Registration Statement.

Prospectus Summary

Who We Are, page 1

1.	Your response to prior comment 8 appears to be inconsistent with your disclosure that “many of [y]our users realize a return on investment within only 12 to 18 months.” Please disclose that a survey completed by 477 members of the Association for Image and Information Management found that 57% of users of paper-elimination projects found a return on investment within 18 months.

Response:

The Company accepts the Staff’s comment and has revised the disclosure on pages 1, 43 and 67 of the prospectus. The disclosure has been revised to be reflective of the experience of the Company’s customers.

United States Securities and Exchange Commission

February 12, 2013

Our Business Strengths, page 4

2.	You indicated in your response to prior comment 14 that you had no revenue from the SaaS subscription offerings through June 30, 2012 and they are not forecasted to be material in fiscal 2013. Please revise your disclosures on pages 4 and 67 to further clarify that your SaaS subscription offerings were not offered prior to June 30, 2012 and are not forecasted to be material in fiscal 2013. In this regard, we believe it would be meaningful for investors to know that the change to the SaaS subscription model is not imminent.

Response:

The Company acknowledges the Staff’s comment and supplementally advises the Staff that its SaaS offerings for certain products were offered prior to June 30, 2012, but that it has not recognized revenue related to the SaaS delivery and licensing model through June 30, 2012. Noting that clarification, the Company accepts the Staff’s comment regarding the historic and near-term expectations for this delivery and licensing model, and has revised the disclosure on pages 5 and 72 of the prospectus.

Risk Factors

“We rely on our channel partners for a significant portion of our revenue...,” page 16

3.	We note your response to prior comment 19. Please quantify the “significant” portion of your revenue dependent on channel partners. In addition, address the risks associated with the fact that the average selling price for your channel partners’ transactions is materially lower than the average selling price for transactions closed by your direct sales organization.

Response:

The Company accepts the Staff’s comment and has revised the disclosure on page 17 of the prospectus to quantify the portion of revenue dependent on channel partners for both fiscal 2012 and fiscal 2011. As is further noted in the Company’s response to comment #8, the Company has also revised its disclosures on pages 5, 44 and 73 of the prospectus to include the quantification of each fiscal year’s revenue from channel partners.

The Company supplementally advises the Staff that it does not believe there to be a risk associated with the average selling price for its channel partner transactions being lower than that of its direct sales organization. The Company notes that each of these sales channels has its own characteristics and does not believe that a particular risk exists with respect to the comparison of the average selling price.

United States Securities and Exchange Commission

February 12, 2013

“Our status as an ‘emerging growth company’ under the JOBS Act...,” page 25

4.	You state that you will have an extended transition period for complying with new or revised financial accounting standards. This disclosure appears inconsistent with your discussion of IFRS and U.S. GAAP in the penultimate paragraph on page 8. Please revise.

Response:

The Company accepts the Staff’s comment and has revised the disclosure on page 26 of the prospectus.

Industry and Market Data, page 32

5.	Your response to prior comment 7 states that you did not commission any of the studies or reports used in the prospectus. The AIIM Market Intelligence report, however, states that it was underwritten by you, among others. Please file a consent from AIIM as an exhibit to your registration statement; alternatively, delete your references to AIIM. See Rule 436 of Regulation C.

Response:

The Company accepts the Staff’s comment and supplementally informs the Staff that it has obtained a consent from AIIM, which has been provided as an Exhibit to the Registration Statement.

Management’s Discussion and Analysis of Financial Condition and Results of Operations Overview, page 42

6.	We note your revised disclosure in response to prior comment 24. Please address the specific challenges you are currently facing. For example, it appears that macroeconomic conditions are impacting your revenues, and the Harvey Spencer Associates report cited in your prospectus refers to potential issues with your higher value direct sales to enterprise level companies. In addition, we note your plans to offer substantially all of your software as a SaaS subscription offering. Please revise.

Response:

The Company accepts the Staff’s comment and has revised the disclosure on page 44 of the prospectus.

United States Securities and Exchange Commission

February 12, 2013

Key Financial and Operational Metrics, page 43

7.	We note your response to prior comment 25. Please tell us whether your renewal rates in regions other than the Americas and EMEA vary materially from your renewal rates in the Americas and EMEA, and provide us with the percentage renewal rate for your APAC region. In addition, please include a quantified discussion of your renewal rates by region. In this regard, to the extent you are unable to provide an exact percentage renewal rate, we would not take exception if you disclose, for example, that renewal rates in the Americas and EMEA regions were in excess of 90%, as stated in your response. Finally, as previously requested, please tell us whether you are aware of any material trends in renewal rates.

Response:

The Company acknowledges the Staff’s comment and supplementally advises the Staff that it has determined that the renewal rate for the APAC region was also in excess of 90% for both fiscal 2012 and fiscal 2011. The Company wishes to further clarify and advise the Staff that the renewal data assessed for the Americas, EMEA, and APAC are with respect to its organic operations (excluding Atalasoft and Singularity), and that it has not conducted an assessment of the maintenance renewals for those acquired businesses, as the pre-acquisition billing information has not been fully integrated into the Company’s financial systems. The maintenance revenue associated with those acquired businesses represented approximately 3.1% and 0.1% of maintenance revenue in fiscal 2012 and fiscal 2011, respectively. The Company believes that its current disclosure provides the reader of the prospectus with sufficiently meaningful information with regards to the Company’s renewal rates.

The Company further supplementally advises the Staff that it is not aware of any material changes in the trends of its maintenance renewal rates. The Company has revised the disclosure at pages 16, 45 and 75 to note this consistency experienced in fiscal 2012 and fiscal 2011.

Results of Operations

Revenue, page 46

8.	We note your response to prior comment 31. As previously requested, please disclose and discuss the percentage of revenue attributable to indirect channel partners for fiscal 2011 and 2012. In addition, discuss the fact that the average selling price for your channel partners’ transactions is materially lower than the average selling price transactions closed by your direct sales organization. Finally, tell us how you considered disclosing the average selling price for channel partners and your direct sales force for the periods presented.

United States Securities and Exchange Commission

February 12, 2013

Response:

The Company accepts the Staff’s comment and has revised the disclosure on pages 5, 44 and 73 of the prospectus to disclose the percentage of revenue attributable to indirect channel partners for fiscal 2011 as well as the figure previously provided for fiscal 2012. Additionally, the Company has revised the disclosure on pages 44 and 72 of the prospectus by including a discussion of the relative volume and selling prices with respect to sales by the Company’s direct sales organization and channel partners. The Company supplementally informs the Staff that it does not believe that providing actual pricing data would be meaningful to investors. Additionally, disclosure of such information would provide leverage to the Company’s current and potential customers in negotiating with the Company or its channel partners, and may subject the Company to a competitive disadvantage as compared to its competitors.

Income Tax Expense, page 51

9.	We note your response to prior comment 49 and your revised disclosures on page F-29. We further note your disclosures on page 52 where you indicate that many jurisdictions other than the United Kingdom have tax rates that exceed the U.K. rate. Please revise your discussion here to disclose the jurisdictions that have had the most significant impact on your effective tax rate.

Response:

The Company accepts the Staff’s comment and has revised the disclosure on page 56 of the prospectus.

Principal Shareholders, page 91

10.	We note your response to prior comment 36. Although Notes 3, 6, and 7 disclaim beneficial ownership “except to the extent of any pecuniary interest therein,” because Messrs. Comfort and Lock have the power to direct the voting or disposition of the shares, they are, by definition, beneficial owners of the “disclaimed” shares, even if they do not have a pecuniary interest in the securities. See the definition of beneficial owner in General Instruction F to Form 20-F. Please delete the disclaimers. In addition, please identify the “members of Mr. Comfort’s family” that share voting and dispositive power over the shares held by the Natasha Foundation and the NPC Foundation, and disclose who receives the economic benefits of the securities. Finally, identify the “family and unrelated third parties” that share voting and dispositive power over the shares held by The Greg and Rosie Lock Charitable Foundation, and disclose who receives the economic benefits of the securities.

United States Securities and Exchange Commission

February 12, 2013

Response:

The Company accepts the Staff’s comment and has revised the disclosure on page 97 of the prospectus.

Audited Consolidated Financial Statements of Kofax plc

Consolidated Income Statements, page F-3

11.	You indicate in your response to prior comment 41 that you believe you have complied with the disclosure requirements for providing disclosure with respect to the nature of certain expenses. Please explain further why you believe your disclosure is adequate. In this regard, we note that you separately disclose depreciation expense, amortization expense, staff costs, restructuring, and acquisition related costs. Excluding these items from total operating costs and expenses, there appears to be a lack of disclosure of the nature of approximately $71 million and $69 million in operating costs and expenses for fiscal 2012 and 2011, respectively, which is 31% and 32% of total operating costs and expenses. To the extent you believe you have disclosed the nature of these expenses, please direct us to such disclosures. Alternatively, please explain why you do not believe further disclosure is necessary or revise to provide further disclosure as requested in prior comment 41. Please note that it is our understanding that the nature of the expenses listed in paragraph 104 of IAS 1 are examples and is not intended to be an all-inclusive list.

Response:

The Company accepts the Staff’s comment and has revised the disclosure on page F-27 of the prospectus to present the costs and expenses included in the Company’s income statements.

United States Securities and Exchange Commission

February 12, 2013

Note 1. Accounting Policies

1.2 Summary of Significant Accounting Policies Revenue Recognition, page F-8

12.	You indicate in your response to prior comment 45 that the stated percentage of maintenance services as compared to the initial license selling price is generally consistent across your customers, with one percentage used for most contracts, and another percentage used for individually larger contracts. Please supplementally quantify the percentages you referenced for fiscal 2012 and 2011. Additionally, tell us your consideration to disclose this information.

Response:

The Company acknowledges the Staff’s comment and supplementally advises the Staff that during fiscal 2011, the list price for all maintenance service contracts was a fixed percentage of the net license fee. In fiscal 2012, the Company conducted an analysis of historic ‘larger’ dollar sales, and the customer support service usage related to those ‘larger’ sales, noting that the proportion of usage of the customer support services compared to the license size was proportionately less for those ‘larger’ sales. This analysis supported the Company modifying its maintenance pricing for ‘larger’ sales in fiscal 2012, such that the Company charges relatively lower annual pricing percentage for those ‘larger’ sales, while still maintaining a reasonable profit margin on those services. The pricing for sales other than ‘larger’ sales was unchanged from fiscal 2011 to fiscal 2012. Under the Company’s operating policies that existed in both fiscal 2011 and fiscal 2012, management may approve discounts within a stated range, such that the annual maintenance fee, expressed as a percentage of the net license fee, would not be less than an amount called for under those policies. The Company’s determination of fair value related to these pricing policies is discussed in its response to comment #13 below. The stated renewal rate for maintenance services under any given contract is generally the same rate charged in the initial arrangement.

The Company further supplementally advises the Staff that it has not disclosed its stated maintenance pricing in the prospectus, as it believes that disclosing these rates would provide confidential information to its existing and prospective customers and its competitors, thereby placing the Company at a competitive disadvantage and posing a significant risk to the Company’s business. The Company believes that the mix of the information included in the prospectus provides investors with the necessary information with regards to the Company’s maintenance services.

13.	You indicate in your response to prior comment 46 that you ensure maintenance services are recorded at fair value by comparing the stated contractual maintenance selling price to the fair value as determined based on costs plus a reasonable margin. Please confirm the rate used to establish fair value of maintenance services for fiscal 2012 and 2011 for both categories of customers referenced in prior comment 45. Also, please clarify how these rates compare to the information provided in your response with regards to your actual profit margins and/or the peer group profit information.

United States Securities and Exchange Commission

February 12, 2013

Response:

The Company acknowledges the Staff’s comment and supplementally advises the Staff that it evaluates its maintenance services pricing and related profit margins by references to peer group profit margins.

In preparing its annual budget, the forecasted revenue includes information such as revenue to be recognized related to existing maintenance services contracts, renewal assumptions for expiring maintenance services contracts and, to a lesser extent, from incremental maintenance services contracts associated with new software licenses forecasted to close in the upcoming year. Additionally, in preparing its annual budget, the Company forecasts its costs to provide maintenance services using expectations derived from historic performance and experience, including providing maintenance services to its existing base of customers (and expectations for those customers’ renewals of maintenance service contracts) and, to a lesser extent, providing incremental maintenance services associated with new software licenses that are closed in the upcoming year.

As a result of the combination of its revenue forecasting and its cost forecasting, the Company is able to derive a forecasted profit margin on maintenance services. That forecasted profit margin is compared to peer group profit margins in order to assess the collective financial performance of the Company’s projected maintenance services. As a result of this process, the Company’s budgeted maintenance service profit margins in fiscal 2012 and fiscal 2011 were 84.1% and 80.7%, respectively. The profit margins for the peer group of companies in the most recent year reviewed, indicated a median margin of 84.0%, a low margin of 75.3%, and a high margin of 91.4%.

As discussed in the Company’s response to comment #12, the Company has standard pricing for its maintenance services contracts, and maintains policies and controls over its discounting of those maintenance services. Additionally, as discussed in greater detail in the Company’s response to comment #46 in its letter to the Staff on October 19, 2012, the Company maintains accounting policies whereby maintenance contracts are reviewed to ensure that the maintenance pricing, as a percentage of the net license fee equals or exceeds the fair value price established through the processes discussed above. If the contractual price is less than the fair value price, a ‘carve out’ is made from the license fee in order to defer the fair value of the maintenance services. The Company further notes that its actual profit margins in fiscal 2012 and fiscal 2011 were 85.6% and 84.3%, respectively. The Company believes that its actual performance provides further evidence that the profit margins generated from its maintenance pricing and business practices are in line with its industry peer group.

United States Securities and Exchange Commission

February 12, 2013

14.	You also indicate that because your research and development costs were within the range of peer companies with respect to such costs as percentage of revenue, no further adjustment was required to determine the fair value of maintenance services. Please explain further why you believe research and development costs should not be considered in your analysis and specifically address your consideration of the fact that such costs include unspecified software enhancements and bug fixes.

Response:

The Company acknowledges the Staff’s comment and respectfully wishes to clarify its prior response to comment #46 included in the Company’s letter to the Staff dated October 19, 2012. The Company advises the Staff that it believes that an evaluation of the costs of all undelivered elements of a contract, including unspecified software enhancements and ‘bug fixes’ that are a component of research and development costs, should be considered in the assessment of fair value of the elements of an arrangement. The Company did consider those costs in its assessment of fair value.

The Company further notes that based on its knowledge and experience, software companies (including those that the Company assessed as part of the peer group data that the Company reviewed) generally include the entirety of their research and development costs in a ‘research and development’ cost line on their income statements, and do not apportion any of those costs into a ‘cost of sales’ line. The Company has similarly presented all of its research and development costs on the ‘research and development’ line on its income statement thus allowing for comparability between the Company and other software companies. To the extent that research and development costs include unspecified software enhancements and ‘bug fixes’, those costs benefit both current customers who contract with the Company for maintenance services and also future customers who will license the software in the future. The comparison of total research and development costs showed that the Company’s research and development costs were 12.9% and 13.1% of total revenue in fiscal 2012 and fiscal 2011, respectively. The most recent year’s percentages for the peer group indicated median research and development costs of 12.4% of total revenue, a low of 8.2% and a high of 18.1%. Based on the foregoing discussion and analysis of total research and development costs, the Company has concluded that no further adjustment to its maintenance pricing is necessary in order to derive a reasonable margin on undelivered services, including unspecified software enhancements and ‘bug fixes’.

15.	Also, please confirm if the fair value for professional services is based on your actual profit margins and/or the peer group profit margin information provided in your response to prior comment 46. In addition, please provide the fair value of consulting and training services for each geographic region during the periods presented.

United States Securities and Exchange Commission

February 12, 2013

Response:

The Company acknowledges the Staff’s comment and supplementally advises the Staff that it evaluates its professional services pricing and related profit margins by references to peer group profit margins. Additionally, the Company supplementally advises the Staff that that it has not disclosed its professional services pricing rates in the prospectus, as it believes that disclosing this information would provide confidential information to its existing and prospective customers and its competitors, thereby placing the Company at a competitive disadvantage and posing a significant risk to the Company’s business. The Company believes that the mix of the information included in the prospectus provides investors with the necessary information with regards to the Company’s professional services.

The Company supplementally advises the Staff that its processes to determine the fair value of professional services is the same as its process to determine the pricing for maintenance services, whereby revenue and costs are budgeted, and resultant profit margins are compared against peer group profit margins. The determination of professional services fair value revenue rates is conducted at a more detailed level than those of the maintenance services due to the professional services being provided by local regional resources that have different cost structures. The Company notes that its determination of list prices for professional services for each region, and its discounting practices, were significantly consistent during fiscal 2011 and fiscal 2012. A consistent profit margin percentage (which is compared to peer group profit margins) is used across each of these regions used to determine the fair value revenue rate of the professional services.

As a result of this process, the Company’s budgeted professional services profit margins in fiscal 2012 and fiscal 2011 were 15.2% and 14.3%, respectively. The profit margins for the peer group of companies in the most recent year reviewed indicated a median margin of 16.8%, a low margin of 9.8%, and a high margin of 21.1%.

As with its maintenance services, the Company maintains accounting policies whereby professional services contracts are reviewed to ensure that the professional services charged equal or exceed the fair value price established through the processes discussed above. If the contractual price is less than the fair value price, a ‘carve out’ is made from the license fee in order to defer the fair value of the professional services. The Company further notes that its actual professional services profit margins in fiscal 2012 and fiscal 2011 were 14.8% and 8.8%, respectively. The actual fiscal 2012 margins approximated the budgeted margins, while the fiscal 2011 margins were lower due to execution issues. The Company believes that its actual performance provides further evidence that the profit margins generated from its actual professional services pricing and business practices are line with its industry peer group.

Note 33. Subsequent Events, page F-54

16.	You indicate in your response to prior comment 29 that LTIP awards of 645,000 shares have been granted since June 30, 2012. Please tell us the fair value of these awards. To the extent they are material to your results of operations and/or earnings per share, please revise to disclose this issuance and an estimate of its financial effect as a subsequent event pursuant to paragraphs 21 and 22(f) of IAS 10.

United States Securities and Exchange Commission

February 12, 2013

Response:

The Company acknowledges the Staff’s comment and supplementally advises the Staff that through December 31, 2012 it has now issued at total of 780,000 awards. The fair value of those 780,000 awards is $3.5 million, which will be recognized in expenses ratably over the estimated life of these awards, which is approximately 3 years. The Company has reviewed the provisions of IAS10, and further reviewed the provisions of IAS33, paragraphs 70 and 71. Based on its review, the Company does not believe that the issuance of these LTIP awards is material to its results of operations or to its earnings per share.

* * * * *

United States Securities and Exchange Commission

February 12, 2013

The Company supplementally informs the Staff that it acknowledges the comment raised by the Staff with us telephonically with regards to the graphic on the inside front cover of the prospectus. The Company is in the process of reviewing and updating that graphic, and will include a revised graphic in a subsequent amendment to the prospectus.

If you have any questions, please feel free to contact the undersigned at 212.698.3616. Thank you for your cooperation and prompt attention to this matter.

Sincerely,

/s/ David S. Rosenthal

David S. Rosenthal

cc:	Reynolds C. Bish, Chief Executive Officer, Kofax Limited
James Arnold, Jr., Chief Financial Officer, Kofax Limited
Bradford Weller, Executive Vice President of Legal Affairs, General Counsel and
Company Secretary, Kofax Limited
Sean Geraghty, Esq., Dechert LLP
Carol Clarke, Esq., Conyers Dill & Pearman Limited
Thomas S. Levato, Esq., Goodwin Procter LLP
David Hales, Ernst & Young LLP (United Kingdom)